UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.
Reaves Utility Income Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:   October 31

Date of reporting period: November 1, 2015 - April 30, 2016

Item 1.	Reports to Stockholders.

Reaves Utility Income Fund

SEMI-ANNUAL REPORT

UTG

4.30.16

Section 19(b) Disclosure

April 30, 2016 (Unaudited)

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.15125 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading below net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Shareholder Letter	2
Statement of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	17
Additional Information	26

Semi-Annual Report | April 30, 2016	1

Reaves Utility Income Fund	Shareholder Letter

April 30, 2016 (Unaudited)

To our Shareholders:

Investment Portfolio Returns: 6 months ended April 30, 2016
Total net assets of the Fund were $1,097,712,853 at April 30, 2016, or $31.98 of net asset value (NAV) per common share. At October 31, 2015 net assets totaled $878,952,144 representing $30.29 of net asset value per common share. The changes include the monthly payments to shareholders totaling $0.9075 per share. Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result the market return to common shares can be higher or lower than the NAV return. The fiscal 2016 half‐year market return for shareholders was 4.20% as is reflected in the table below.

Distributions to Common Shareholders
The Trustees of the Fund regularly review the amount of the monthly distribution. Since the Fund’s first distribution in April 2004, the monthly distribution has been increased on eight occasions from an initial monthly dividend rate of $0.0967 to the current amount of $0.15125, a cumulative increase of 56.4%. Given the periodic receipt of dividends and realization of capital gains from Fund investments while distributions are paid monthly at a consistent rate, some portion of monthly distributions may be deemed to be a return of capital. However, for the full fiscal year the Fund expects total distributions to come from earned income and capital gains sufficient to avoid a distribution from return of capital or other capital sources.

Performance
	Period Ended April 30, 2016
	Six Months	One Year	Three Years+	Five Years+	Since Inception+^
Total Return – NAV*	9.10%	7.05%	9.77%	12.57%	11.94%
Total Return – Market Price*	4.20%	6.37%	8.77%	11.59%	10.91%
S&P 500® Utilities Index	12.75%	13.68%	9.38%	12.23%	10.07%
Dow Jones Utility Average	14.82%	15.70%	10.81%	13.10%	11.42%

+	Annualized
*	Assumes all dividends being reinvested
^	Index data since 2/29/2004

Overview
The Fund’s strong investment performance was determined, among other factors, by investor reaction to a Federal Reserve rate increase on December 17, 2015, a decline in the yield on the 10-year U.S. Treasury from 2.14% on October 31, 2015 to 1.84% on April 30, 2016, and a decline in the spot price of West Texas Intermediate oil to a daily low of $26.68 a barrel in January before recovering to an average of $41.12 a barrel for the month of April. Federal and state policy remained largely supportive of utility investment in renewable energy in spite of the Supreme Court stay of the Clean Power Plan pending review of legal challenges. Merger and acquisition activity was robust in the electric and gas utility sectors as well as in energy and cable.

On December 11, 2015 the Fund successfully completed a transferable common stock rights offering to existing shareholders at $23.99 raising $127.4 million. The Utilities Select Sector SPDR Fund (XLU) rose from $41.79 on December 11th to $48.42 on April 30th, an increase of 15.9%, and the Fund’s stock closed at $29.92, an increase of 24.7% above the offering price.

2	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter

April 30, 2016 (Unaudited)

Utilities
For the six months ended April 30, 2016, utilities performance in the Fund’s underlying portfolio benefited from a broad based investor rotation into utilities. The largest single contribution to the Fund’s performance arose when ITC Holdings agreed to be acquired for cash and stock by Fortis Inc., a Canadian company. Renewables economics continue to improve.  Production and investment tax credits accompanied by state legislated mandates requiring multi-year investment in renewables continue to provide investors with multi year earnings visibility.

Utilities continue to trade with a dividend yield materially higher than the 10-year U.S. Treasury.  While utilities trade on forward P/E ratios† of approximately 17 to 18 which appear high by historical standards, the climate of low nominal GDP growth, moderate inflation and Central Bank monetary easing are supportive of current valuations.

Telecommunications
We define telecommunications broadly to include cable and tower companies, which are benefitting from the surge in demand for broadband, both fixed and wireless.  At the end of the period 12.5% of the portfolio was invested in cable and tower companies. Cable investments contributed positively to portfolio results. In particular, shares of Charter Communications and Time Warner Cable – proposed merger partners during the period– rallied as investors grew more optimistic about regulatory approval prospects with several state approvals and the perception, from ex parte filings at the Federal Communications Commission, that Federal regulators had begun to negotiate conditions to the deal’s approval. The merger was completed on May 18, 2016. Our view is that the combined company has the potential to grow materially its cash flow for years to come. We remain constructive on the cable sector overall, as market share gains in high-margin consumer and broadband services persist and show signs of acceleration. What’s more, Charter and Time Warner Cable collectively added video subscribers in 2015 for the first time in a decade, while Comcast barely missed turning positive. Cable’s operating performance suggests that investor alarm about cord cutting may be overdone. For now the video distribution business is alive and well. Investors’ search for safety and income benefited telecom stocks in general and Verizon, AT&T and BCE Inc. in particular.

Energy
Integrated oil companies, pipeline companies and master limited partnerships are less than 10% of Fund assets. Together they are the highest yielding sector of the portfolio. While we do not expect an immediate oil price turnaround, our 12-18 month outlook remains generally sanguine. We continue to believe that global oil markets should be relatively balanced by late 2016 as worldwide production declines begin to reduce global inventories as demand continues to grow. By mid-2017, the oil market may well be undersupplied, justifying higher prices.

Outlook
There has been no reduction in geo‐political risks, and in our opinion, they will persist. Additional uncertainty has developed out of the U.S. presidential primary process. Despite some recent weakness, the U.S. dollar has strengthened against the Euro as Fed interest‐rate policy diverges from the Eurozone’s. Investors are again anxious because the Federal Reserve may increase interest rates for the first, and possibly only time, in 2016. However, given the geo‐political uncertainties and weak global growth, we do not anticipate a precipitous rise in rates. In the near term, market anticipation of rising rates may stimulate some selling of high‐yielding utilities and telcos. Should selling in response to interest rate fears occur, the Fund stands to benefit from adding to selected investments at lower prices.

Semi-Annual Report | April 30, 2016	3

Reaves Utility Income Fund	Shareholder Letter

April 30, 2016 (Unaudited)

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson
Portfolio Manager of the Reaves Utility Income Fund
Chief Executive Officer and Chief Investment Officer of Reaves Asset Management

4	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter

April 30, 2016 (Unaudited)

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital.  If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time.  Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period.  The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV.  Distribution payments are not guaranteed; distribution rates may vary.

Definitions:
S&P 500® Utilities Index – The S&P 500® Utilities Index comprises those companies included in the S&P 500® Index that are classified as members of GICS® (Global Industry Classification Standard) utilities sector.

Dow Jones Utility Average – The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

† Price-Earnings Ratio – The ratio for valuing a company that measures its current share price relative to its per-share earnings.

You cannot invest directly in an index.

Industry Allocation as of 4/30/16

*	Includes Mutual Funds and Money Market Funds

Holdings are subject to change.
Percentages are based on total investments.

Semi-Annual Report | April 30, 2016	5

Reaves Utility Income Fund	Statement of Investments

April 30, 2016 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 123.78%
Diversified Telecommunication Services 17.33%
AT&T, Inc.(1)(2)	1,120,000	$43,478,400
BCE, Inc.(1)	1,055,000	49,490,050
BT Group PLC	1,400,000	9,066,149
BT Group PLC - Sponsored ADR	30,000	984,000
CenturyLink, Inc.	270,000	8,356,500
Cogent Communications Holdings, Inc.	10,000	387,000
Frontier Communications Corp.	310,000	1,723,600
Level 3 Communications, Inc.*	225,000	11,758,500
TELUS Corp., Canadian Shares	220,000	6,975,054
Verizon Communications, Inc.(1)(2)	1,140,000	58,071,600
		190,290,853

Electric Utilities 32.08%
American Electric Power Co., Inc.	70,000	4,445,000
Avangrid, Inc.	197,500	7,919,750
Duke Energy Corp.	341,999	26,942,681
Edison International(1)	306,000	21,637,260
Eversource Energy(1)	585,000	33,017,400
Exelon Corp.	139,000	4,877,510
ITC Holdings Corp.(1)(2)	1,765,000	77,783,550
NextEra Energy Partners LP	60,000	1,733,400
NextEra Energy, Inc.(1)(2)	670,000	78,778,600
Pinnacle West Capital Corp.(1)	483,000	35,089,950
PPL Corp.(1)(2)	880,000	33,123,200
The Southern Co.(1)	535,000	26,803,500
		352,151,801

Food Products 2.70%
The Kraft Heinz Co.(1)	380,000	29,666,600

Gas Utilities 0.20%
South Jersey Industries, Inc.	80,000	2,232,800

Independent Power and Renewable Electricity Producers 0.11%
Pattern Energy Group, Inc.	60,000	1,260,000

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Reaves Utility Income Fund	Statement of Investments

April 30, 2016 (Unaudited)

	SHARES	VALUE
Media 12.56%
Charter Communications, Inc., Class A*(1)(3)	200,000	$42,448,000
Comcast Corp., Class A(1)(2)	640,000	38,886,400
Liberty Global PLC, Class A*	50,000	1,886,500
Time Warner Cable, Inc.	257,500	54,618,325
		137,839,225

Multi-Utilities 32.26%
Ameren Corp.	30,000	1,440,000
CMS Energy Corp.	190,000	7,729,200
Dominion Resources, Inc.(1)	695,000	49,671,650
DTE Energy Co.(1)(2)	815,000	72,665,400
Infraestructura Energetica Nova SAB de CV	625,000	2,437,931
National Grid PLC	350,000	4,985,155
National Grid PLC - Sponsored ADR(1)(2)	438,000	31,540,380
NiSource, Inc.(1)	820,000	18,622,200
PG&E Corp.	70,000	4,074,000
SCANA Corp.(1)(2)	910,000	62,507,900
Sempra Energy(1)	536,000	55,395,600
WEC Energy Group, Inc.(1)	739,000	43,017,190
		354,086,606

Oil, Gas & Consumable Fuels 9.06%
BP PLC - Sponsored ADR	66,500	2,233,070
California Resources Corp.*	10,297	22,654
Chevron Corp.	112,500	11,495,250
Columbia Pipeline Group, Inc.(1)	710,000	18,190,200
Exxon Mobil Corp.	30,000	2,652,000
Occidental Petroleum Corp.	110,000	8,431,500
Royal Dutch Shell PLC, Class A	350,000	9,100,413
Royal Dutch Shell PLC, Class A - Sponsored ADR(1)	630,000	33,320,700
The Williams Cos., Inc.(1)	720,000	13,960,800
		99,406,587

Real Estate Investment Trusts (REITS) 5.23%
American Tower Corp.	240,000	25,171,200
Annaly Capital Management, Inc.	1,700,000	17,714,000
Communications Sales & Leasing, Inc.	50,000	1,161,500
Crown Castle International Corp.(1)	154,000	13,379,520
		57,426,220

Road & Rail 4.13%
Union Pacific Corp.(1)(2)	519,000	45,272,370

Semi-Annual Report | April 30, 2016	7

Reaves Utility Income Fund	Statement of Investments

April 30, 2016 (Unaudited)

	SHARES	VALUE
Water Utilities 5.25%
American Water Works Co., Inc.(1)	759,000	$55,224,840
Aqua America, Inc.	75,000	2,374,500
		57,599,340

Wireless Telecommunication Services 2.87%
T-Mobile US, Inc.*(1)(2)	589,001	23,135,959
Vodafone Group PLC - Sponsored ADR	254,411	8,329,416
		31,465,375

TOTAL COMMON STOCKS
(Cost $994,594,582)		1,358,697,777

PREFERRED STOCKS 0.02%
Electric Utilities 0.02%
Entergy Mississippi, Inc., 6.250%	10,000	254,500

TOTAL PREFERRED STOCKS
(Cost $205,000)		254,500

LIMITED PARTNERSHIPS 3.89%
Oil, Gas & Consumable Fuels 3.89%
Bastion Energy LLC (Anglo Dutch)(4)(5)		6,150,393
Enbridge Energy Partners LP	150,000	3,246,000
Enterprise Products Partners LP	1,100,000	29,359,000
MPLX LP	65,400	2,105,226
Talara Opportunities II, LP(4)(5)(6)		1,823,371
		42,683,990

TOTAL LIMITED PARTNERSHIPS
(Cost $37,317,066)		42,683,990

	BOND RATING MOODY/S&P	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.16%
Diversified Telecommunication Services 0.16%
Frontier Communications Corp., 7.125%, 01/15/2023	Ba3/BB-	$2,000,000	1,780,000

TOTAL CORPORATE BONDS
(Cost $1,901,679)			1,780,000

8	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments

April 30, 2016 (Unaudited)

	SHARES	VALUE
MUTUAL FUNDS 0.31%
Loomis Sayles Institutional High Income Fund	548,386	$3,405,477

TOTAL MUTUAL FUNDS
(Cost $4,000,000)		3,405,477

MONEY MARKET FUNDS 0.81%
Federated Treasury Obligations Money Market Fund, 0.168% (7-Day Yield)	8,878,541	8,878,541

TOTAL MONEY MARKET FUNDS
(Cost $8,878,541)		8,878,541

TOTAL INVESTMENTS - 128.97%
(Cost $1,046,896,868)		$1,415,700,285

LEVERAGE FACILITY - (29.15%)		(320,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.18%		2,012,568

NET ASSETS - 100.00%		$1,097,712,853

*	Non Income Producing Security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of April 30, 2016. (See Note 4)
(2)	Loaned security; a portion or all of the security is on loan at April 30, 2016. (See Note 4)
(3)	This security is marked to cover the unfunded commitment. (See Note 1)
(4)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 5)
(5)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1)
(6)	Represents funded portion of total outstanding commitments. See Note 1 for information on any unfunded commitments.

Common Abbreviations:

ADR - American Depositary Receipt

Co. - Company

Corp. - Corporation

Cos. - Companies

Inc. - Incorporated

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

SAB de CV - A variable rate company

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2016	9

Reaves Utility Income Fund	Statement of Assets and Liabilities

April 30, 2016 (Unaudited)

ASSETS:
Investments, at value (Cost $1,046,896,868)*	$1,415,700,285
Cash	148,463
Dividends receivable	2,256,575
Interest receivable	42,886
Receivable for investments sold	708,241
Prepaid renewal fees on loan outstanding	161,601
Total Assets	1,419,018,051

LIABILITIES:
Loan payable	320,000,000
Interest payable on loan outstanding	36,107
Accrued investment advisory fees	663,229
Accrued administration fees	305,662
Accrued trustees' fees	31,038
Accrued chief compliance officer fees	3,145
Accrued expenses for rights offering costs	241,641
Other payables and accrued expenses	24,376
Total Liabilities	321,305,198
Total Commitments for Contingencies (Notes 1 and 9)
Net Assets Applicable to Common Shareholders	$1,097,712,853

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$708,784,476
Overdistributed net investment income	(22,286,118)
Accumulated net realized gain	42,421,993
Net unrealized appreciation	368,792,502
Net Assets Applicable to Common Shareholders	$1,097,712,853

Shares of common stock outstanding of no par value, unlimited shares authorized	34,323,571
Net asset value per common share	$31.98

* Securities Loaned, at value	$281,101,164

See Notes to Financial Statements.

10	1-800-644-5571

Reaves Utility Income Fund	Statement of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $307,743)	$22,757,452
Interest on investment securities	91,855
Securities lending income	233,479
Total Investment Income	23,082,786

EXPENSES:
Interest on loan	2,368,989
Investment advisory fees	3,722,391
Administration fees	1,716,995
Chief compliance officer fees	19,395
Trustees' fees	63,657
Miscellaneous fees	69,918
Total Expenses	7,961,345

Net Investment Income	15,121,441

Net realized gain/(loss) on:
Investment securities	22,649,607
Foreign currency transactions	38,679
Change in unrealized appreciation/(depreciation) of:	84,427,040
Investment securities	84,422,683
Translation of assets and liabilities denominated in foreign currencies	4,357
Net gain on investments and foreign currency transactions	107,115,326

Net Increase in Net Assets Attributable to Common Shares from Operations	$122,236,767

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2016	11

Reaves Utility Income Fund	Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
COMMON SHAREHOLDER OPERATIONS:
Net investment income	$15,121,441	$24,436,500
Net realized gain/(loss)(a)	22,688,286	25,400,952
Change in unrealized appreciation/(depreciation)	84,427,040	(68,110,367)
Net increase/(decrease) in net assets attributable to common shares from operations	122,236,767	(18,272,915)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(30,345,613)	(25,822,773)
From net realized gains	–	(26,040,278)
Net decrease in net assets from distributions to common shareholders	(30,345,613)	(51,863,051)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	126,869,555	–
Net increase from capital share transactions	126,869,555	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	218,760,709	(70,135,966)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	$878,952,144	$949,088,110
End of period*	$1,097,712,853	$878,952,144

*Including overdistributed net investment income of:	$(22,286,118)	$(7,061,946)

(a)	Prior to October 31, 2015, the Fund presented realized gain/(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2016 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$122,236,767
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(234,316,383)
Proceeds from disposition of investment securities	129,991,690
Net purchases of short-term investment securities	(7,501,809)
Net realized gain on investment securities	(22,649,607)
Change in unrealized appreciation on investments	(84,422,683)
Premium amortization	(4,774)
Increase in dividends receivable	(270,747)
Decrease in interest receivable	2,452
Decrease in prepaid renewal fees on loan outstanding	182,775
Decrease in interest payable on loan outstanding	(1,128)
Increase in accrued investment advisory fees	81,580
Increase in accrued administration fees	37,598
Increase in accrued trustees' fees	2,708
Decrease in accrued chief compliance officer fees	(105)
Increase in accrued expenses for rights offering costs (See Note 3)	241,641
Decrease in other payables and accrued expenses	(6,604)
Net Cash Provided by Operating Activities	(96,396,629)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from rights offering, net of offering cost	126,869,555
Cash distributions paid on Common Shares	(30,345,613)
Net Cash Used in Financing Activities	96,523,942

Net Increase in cash	148,463
Cash, beginning of year	$–
Cash, end of year	$148,463

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$2,370,117

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2016	13

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income(1)
Net realized and unrealized gain/(loss)
Distributions to preferred shareholders:
From net investment income
From net realized gains
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering(3)
Total distributions and rights offering

Net asset value per common share, end of period
Market price per common share, end of period

Total Investment Return - Net Asset Value(4)
Total Investment Return - Market Price(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000s)
Ratio of expenses to average net assets attributable to common shares

Ratio of expenses excluding interest expense to average net assets attributable to common shares

Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

Footnotes to the Financial Highlights are listed on page 16.

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Financial Highlights

For the Six Months Ended 4/30/16 (Unaudited)		For the Year Ended 10/31/15	For the Year Ended 10/31/14	For the Year Ended 10/31/13	For the Year Ended 10/31/12	For the Year Ended 10/31/11
$30.29		$32.71	$27.91	$25.66	$23.70	$21.75

0.46		0.84	1.80	1.14	1.21	1.40
2.81		(1.47)	4.64	2.69	3.02	2.02

–		–	–	–	–	(0.02)
–		–	–	–	–	(0.00	)(2)
3.27		(0.63)	6.44	3.83	4.23	3.40

(0.91)		(0.89)	(1.50)	(1.51)	(1.37)	(1.45)
–		(0.90)	(0.14)	(0.07)	(0.47)	–
(0.91)		(1.79)	(1.64)	(1.58)	(1.84)	(1.45)
(0.67)		–	–	–	(0.43)	–
(1.58)		(1.79)	(1.64)	(1.58)	(2.27)	(1.45)

$31.98		$30.29	$32.71	$27.91	$25.66	$23.70
$29.92		$29.67	$30.88	$25.92	$25.29	$25.05

9.10	%(5)	(1.78)%	24.24%	15.73%	16.57%	15.99%
4.20	%(5)	1.91%	26.29%	9.05%	8.70%	20.15%

$1,097,713		$878,952	$949,088	$809,731	$744,401	$545,023
1.64	%(6)	1.62%	1.71%	1.71%	1.83%	1.93	%(7)

1.15	%(6)	1.15%	1.16%	1.21%	1.19%	1.27	%(7)

3.12	%(6)	2.67%	6.10%	4.33%	4.91%	6.08	%(7)
10	%(5)	32%	26%	30%	27%	34%

$320,000		$320,000	$290,000	$290,000	$290,000	$185,000
$4,430		$3,747	$4,273	$3,792	$3,567	$3,946

Semi-Annual Report | April 30, 2016	15

Reaves Utility Income Fund	Financial Highlights (continued)

(1)	Calculated using average common shares outstanding.
(2)	Less than $(0.005) per share.
(3)	Effect of rights offerings for common shares at a price below market price. (See Note 3)
(4)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(5)	Not Annualized
(6)	Annualized
(7)	Ratios do not reflect dividend payments to preferred shareholders.

See Notes to Financial Statements.

16	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE MKT (the “Exchange”) and trade under the ticker symbol “UTG”.

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Semi-Annual Report | April 30, 2016	17

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s or counterparty’s management; the prospects for the industry of the issuer, borrower or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

The following is a summary of the Fund’s investments in the fair value hierarchy as of April 30, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,358,697,777	$–	$–	$1,358,697,777
Preferred Stocks	–	254,500	–	254,500
Limited Partnerships	34,710,226	–	7,973,764	42,683,990
Corporate Bonds	–	1,780,000	–	1,780,000
Mutual Funds	3,405,477	–	–	3,405,477
Money Market Funds	8,878,541	–	–	8,878,541
Total	$1,405,692,021	$2,034,500	$7,973,764	$1,415,700,285

*	See Statement of Investments for industry classifications.

During the six months ended April 30, 2016, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2015	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales Proceeds	Transfer in and/ or (out) of Level 3	Balance as of 4/30/2016	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 4/30/2016
Limited Partnerships	$9,431,161	$–	$(1,457,397)	$–	$–	$–	$7,973,764	$(1,457,397)
TOTAL	$9,431,161	$–	$(1,457,397)	$–	$–	$–	$7,973,764	$(1,457,397)

Semi-Annual Report | April 30, 2016	19

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

The table below provides additional information about the Level 3 fair value measurements as of April 30, 2016:

Investment Type	Fair Value as of 04/30/16	Valuation Technique*	Unobservable Input**	Amount
Limited Partnership	$6,150,393	Purchase Cost	Purchase Cost	$6,150,393
Limited Partnership	1,823,371	Adjusted Purchase Cost	Liquidity Discount	55%
Total	$7,973,764

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.

**	A change in the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Purchase Cost	Increase	Decrease
Liquidity Discount	Decrease	Increase

Commitments for Contingencies: As of April 30, 2016, the Fund had an unfunded capital commitment of $948,064  representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. The unfunded commitment is fair valued by management and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and any change in unrealized appreciation or depreciation is included in the Statement of Operations.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the six months ended April 30, 2016, the Fund had no outstanding forward foreign currency contracts.

20	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended April 30, 2016.

Semi-Annual Report | April 30, 2016	21

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

The tax character of the distributions paid by the Fund were as follows:

For the Year Ended October 31, 2015
Distributions paid from:
Ordinary Income	$25,822,773
Long-Term Capital Gain	26,040,278
Total	$51,863,051

As of April 30, 2016, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$406,278,314
Gross depreciation (excess of tax cost over value)	(18,819,478)
Net unrealized appreciation	387,458,836
Cost of investments for income tax purposes	$1,028,241,449

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. In a rights offering which expired December 11, 2015 (“Expiration Date”), shareholders exercised rights to purchase 5,309,277 shares at $23.99 per share for proceeds, net of expenses, of $126,869,555. The subscription price of $23.99 per share was established on the Expiration Date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding the Expiration Date. Total offering costs, which were borne by the Fund, were estimated at $500,000.

Transactions in common shares were as follows:

	For the Six Months Ended April 30, 2016	For the Year Ended October 31, 2015
Common Stock outstanding - beginning of period	29,014,294	29,014,294
Common Stock issued from rights offering	5,309,277	–
Common Stock outstanding - end of period	34,323,571	29,014,294

4. Borrowings

The Fund has entered into a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to $320,000,000 (“Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Under the terms of the current Agreement, BNP is permitted, with 270 days advance notice, to reduce or call the entire Maximum Commitment. The Fund may terminate the Agreement with 270 days advance, written notice. The Agreement allows for fixed rate borrowing in the amount of $247,500,000 and variable rate borrowing in the amount of $72,500,000. Interest on the fixed rate borrowing (the “Fixed Commitment”) is at a rate of 1.7512%. Interest on the variable rate borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed (the “Variable Commitment”). If applicable, interest is charged at a rate of 0.70% on the amount of the undrawn Maximum Commitment.

22	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

For the six months ended April 30, 2016, the average amount borrowed under the Agreement for the Fixed Commitment was $72,500,000 and $247,500,000 for the Variable Commitment. The average interest rate on the Variable Commitment was 1.23%. The interest rate applicable to the Variable Commitment on April 30, 2016 was 1.24%. As of April 30, 2016, the amount of outstanding borrowings was $320,000,000 and the amount of pledged collateral was $755,362,647.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of April 30, 2016, the value of securities on loan was $281,101,164.

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the six months ended April 30, 2016.

Semi-Annual Report | April 30, 2016	23

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

5. RESTRICTED SECURITIES

As of April 30, 2016, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of April 30, 2016 were as follows:

Description	Acquisition Date(s)	Cost	Market Value	Market Value as Percentage of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$6,150,393	$6,150,393	0.56%
Talara Opportunities II, LP	8/30/2013 – 7/24/2015	4,051,936	1,823,371	0.17%
TOTAL		$10,202,329	$7,973,764	0.73%

6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period ended April 30, 2016, aggregated $230,382,403 and $124,693,960, respectively.

7. MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”) with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses in connection with the performance of its services under the Administration Agreement, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, tax cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, the printing and distribution cost incurred to comply with the terms of the Fund’s 19(b) exemptive relief granted on July 14, 2011 and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, the Fund has agreed to pay ALPS for providing Chief Compliance Officer services to the Fund an annual fee payable in monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

8. OTHER

Each Independent Trustee receives an annual retainer of $14,000, plus $2,000 for each meeting attended. The Chairman of the Audit Committee receives an additional $500 per meeting attended.

24	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Semi-Annual Report | April 30, 2016	25

Reaves Utility Income Fund	Additional Information

April 30, 2016 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE Mkt or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

26	1-800-644-5571

Reaves Utility Income Fund	Additional Information

April 30, 2016 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the March 22, 2016 meeting (“Meeting”) of the Board of the Fund, the Board, including those Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), approved Reaves to serve as the Fund’s investment adviser and approved the investment advisory agreement between Reaves and the Fund with respect to the Fund (the “Advisory Agreement”), upon the terms and conditions set forth therein, for an additional one-year term.  In connection with considering the approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Semi-Annual Report | April 30, 2016	27

Reaves Utility Income Fund	Additional Information

April 30, 2016 (Unaudited)

Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Trustees in the executive sessions and at the Meeting in determining to approve the Advisory Agreement.

Nature, extent, and quality of services.  The Trustees considered the nature, extent and quality of the services provided to the Fund by Reaves.  In evaluating the quality of Reaves’ services, the Trustees noted the various complexities involved in the operations of the Fund, such as the use of leverage and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that Reaves continues to consistently provide high-quality services to the Fund in an increasingly complex environment.  The Trustees also considered the Fund’s investment performance and took into account its evaluation of the quality of Reaves’ compliance program.  The Trustees also considered the qualifications, experience and capability of Reaves’ management team and other personnel and the extent of care with which Reaves performs its duties and obligations.  The Trustees also considered information from Reaves regarding the overall financial strength of Reaves and considered the resources and staffing in place with respect to the services provided to the Fund.  In light of the foregoing, the Trustees concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by Reaves.

Performance of the Fund and Reaves. The Trustees reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group.  In making its comparisons, the Trustees utilized a report from an independent provider of investment company data (“Independent Data Provider”).  As reported by an Independent Data Provider, the Fund’s net total return (annualized) ranked first among the universe of leveraged closed-end mutual funds categorized by the Independent Data Provider as utility funds for the 2-, 3-, 5- and 10-year periods, fifth for the 1-year period and third for the 4-year period ended December 31, 2015.  The Fund also outperformed the Lipper Closed-End Sector Equity Fund Index for the 2-, 3-, 4-, 5- and 10-year periods ended December 31, 2015.  The Trustees also considered that, because providing a high level of after-tax total return is part of the Fund’s investment objective, one of the best measures of Reaves’ performance is the fact that the Fund has maintained and increased its monthly distribution on common stock without returning capital to investors.  The Trustees noted that the Fund’s exemption from Rule 19b-1 under the 1940 Act, received from the SEC in 2009, permits a portion of each distribution to be treated as paid from sources other than net income, including but not limited to short-term capital gain, long-term capital gain and return of capital.

Costs of services and profits realized.  The Trustees considered the reasonableness of the compensation paid to Reaves, in both absolute and comparative terms, and also the profits realized by Reaves from its relationship with the Fund.  To facilitate this analysis, the Trustees retained an Independent Data Provider to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by the Independent Data Provider (the “expense group”).  The Trustees reviewed, among other things, information provided by the Independent Data Provider comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its expense group.  Based on the data provided on management fee rates, the Trustees noted that: (i) the Fund’s contractual management fee rate was lower than the median of its expense group; and (ii) the actual management fee rate was lower than the median of its expense group both on the basis of assets attributable to common stock and on a total asset basis.

28	1-800-644-5571

Reaves Utility Income Fund	Additional Information

April 30, 2016 (Unaudited)

Reaves also furnished the Trustees with copies of its financial statements and other information regarding its expenses in providing services to the Fund.  In reviewing those financial statements and other materials, the Trustees examined the profitability of the investment advisory agreement to Reaves and determined that the profitability of that contract was within a reasonable range.  The Trustees considered that Reaves must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund.  The Trustees concluded that the management fee was fair and reasonable.

Economies of scale.  The Trustees considered whether the Fund has appropriately benefited from any economies of scale.  The Trustees noted that there were no fee breakpoints in the Advisory Agreement, but considered Reaves’ view that adding breakpoints would not be appropriate at this time and that any increases in the Fund’s assets are primarily attributable to market appreciation, dividend reinvestments and the rights offering.

Comparison with other advisory contracts. The Trustees also received comparative information from Reaves with respect to its standard fee schedule for investment advisory clients other than the Fund.  The Trustees noted that, among all accounts managed by Reaves, the Fund’s advisory fee rate is comparable to Reaves’ standard fee schedule.  However, the Trustees noted that the services provided by Reaves to the Fund are more extensive and demanding than the services provided by Reaves to its non-investment company, institutional accounts and to those investment company accounts for which Reaves serves only in a sub-advisory capacity.  Based on the fact that Reaves only provides the enhanced services to its investment company clients and not to its institutional account clients, the Trustees concluded that comparisons between the two fee structures would not be appropriate or meaningful.  Furthermore, the Trustees noted that many of Reaves’ other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits.  The Trustees considered indirect benefits to Reaves from its relationship to the Fund, including increased visibility among its institutional asset manager peer group and “sell side” research obtained from broker-dealers that execute trades for the Fund.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Trustees concluded that the level of fees paid to Reaves was fair and reasonable in light of the usual and customary charges for such services, and that the continued retention of Reaves as investment adviser to the Fund was in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll‐free 1-800-644-5571, or on the Fund’s website at http://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 is also available without charge upon request by calling toll‐free 1-800-644-5571, or on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | April 30, 2016	29

Reaves Utility Income Fund	Additional Information

April 30, 2016 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Forms N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2016				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2016
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$0.41896	$0.44157	$0.04697	$0.90750	46.17%	48.66%	5.17%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

30	1-800-644-5571

Reaves Utility Income Fund	Additional Information

April 30, 2016 (Unaudited)

ANNUAL MEETING OF STOCKHOLDERS

On April 29, 2016, the Annual Meeting of Stockholders of the Fund was held to elect two Trustees. On February 29, 2016, the record date for the meeting, the Fund had 27,999,290.308 outstanding shares of common stock. The votes cast at the meeting were as follows:

Proposal 1 – Proposal to elect two Trustees:

Election of Jeremy W. Deems as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	26,857,175.308	95.921%
Withheld	1,142,115.000	4.079%
TOTAL	27,999,290.308	100.000%

Election of Jeremy O. May as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	26,948,219.308	96.246%
Withheld	1,051,071.000	3.754%
TOTAL	27,999,290.308	100.000%

Semi-Annual Report | April 30, 2016	31

ALPS
A DST Company

REAVES UTILITY INCOME FUND
1290 Broadway, Suite 1100
Denver, CO 80203
1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6.	Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to this report.
(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable to the registrant.

(b)	The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, as amended, dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	June 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	June 30, 2016

By:	/s/Jill A. Kerschen
Jill A. Kerschen
Treasurer (Principal Financial Officer)

Date:	June 30, 2016